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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 29, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                     31-0345740
(State or other jurisdiction         (Commission File              (IRS Employer
of incorporation)                    Number)                       Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number: (513) 762-4000



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Item 5.                    Other Events.
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                           Filed herewith as Exhibit 99.1 are the audited
                           consolidated financial statements for The Kroger Co. for the fiscal years ended January 2, 1999, December 28, 1997, and December 28, 1996. These financial statements, originally filed as part of Exhibit 99.1 to Kroger's Current Report on Form 8-K dated May 28, 1999, are filed herewith to reflect that the financials therein reported have become historical financials and to add a debt footnote respecting subsidiary guarantors.

Item 7.                    Financial Statements, Pro Forma Financial Information
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                           and Exhibits
                           ------------


                           (c) Exhibits:

                               23.1    Consent of PricewaterhouseCoopers LLP.

                               27.1    Financial Data Schedule.

                               27.2    Financial Data Schedule.

                               27.3    Financial Data Schedule.

                               99.1    Audited  consolidated financials and
                                       Management's Discussion and Analysis.

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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       THE KROGER CO.



October 29, 1999                       By: (Lawrence M. Turner)
                                            Lawrence M. Turner
                                              Vice President and Treasurer






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                                  EXHIBIT INDEX



Exhibit No.                                    Exhibit
-----------                                    -------



23.1                                Consent of PricewaterhouseCoopers LLP.

27.1                                Financial Data Schedule.

27.2                                Financial Data Schedule.

27.3                                Financial Data Schedule.

99.1                                Audited consolidated financials and
                                    Management's Discussion and Analysis.